                                                                      EXHIBIT 99

INVESTOR RELATIONS CONTACT:                  MEDIA RELATIONS CONTACT:
Neil Yekell                                  Arch Currid
(713) 918-4233                               (713) 918-3236
neil_yekell@bmc.com                          arch_currid@bmc.com


            BMC SOFTWARE EXCEEDS THIRD QUARTER FINANCIAL EXPECTATIONS

             Company Raises Fourth Quarter and Fiscal 2004 Guidance

     HOUSTON -- (January 27, 2004) -- BMC Software, Inc. [NYSE: BMC] today announced financial results for its fiscal 2004 third quarter ended December 31, 2003.

     BMC Software's net earnings excluding special items for the third quarter of fiscal 2004 were $43.0 million, or $0.19 per diluted common share, which compares to net earnings excluding special items of $34.6 million, or $0.15 per share, in the third quarter of fiscal 2003. This exceeded the current analyst consensus estimate of $0.17 per share and is at the high end of the $0.15 to $0.20 per share range the company provided in October. The fiscal 2004 third quarter net loss on a GAAP basis was $44.4 million, or a loss of $0.20 per share, which compares to net earnings of $12.1 million, or $0.05 per share, in the third quarter of fiscal 2003. The $87.4 million difference between third quarter earnings excluding special items and GAAP earnings is $12.2 million in amortization of intangibles related to various acquisitions and $75.2 million in restructuring charges including the related tax effects. Included in the financial tables is a reconciliation of results excluding special items and GAAP results.

     "BMC Software's strong third quarter performance is a testament to our strategic focus and solid execution," said Bob Beauchamp, president and CEO, BMC Software. "From a financial perspective, we met or exceeded all our goals for the quarter, including revenues, earnings per share and cash flow from operations. License bookings, excluding Remedy, grew 23 percent compared to the same quarter last year as we benefited from an improving IT spending environment and solid execution. The Remedy business unit continues to generate strong revenue growth and high operating margins. From a strategic perspective, our Business Service Management strategy continues to gain momentum as customers and partners alike are embracing its value to empower IT organizations to manage their IT elements and services from a business perspective in a consistent, comprehensive and integrated fashion."

     Total revenues in the third quarter of fiscal 2004 were $374.8 million, an increase of 12 percent compared to the second quarter of fiscal 2004. This exceeded the current consensus estimate of $359 million and the guidance of high single digit sequential growth that the company provided in October. Operating expenses, excluding $14.5 million of amortization of intangibles and $89.6 million related to restructuring efforts, were $332.1 million, compared to $313.3 million in the same quarter of fiscal 2003. Total revenues for Remedy in the third quarter were $69.8 million and expenses were $45.0 million, excluding $12.0 million of amortization of intangibles.

     BMC Software maintained its strong financial position with cash flow from operations in the quarter of $74.3 million. At quarter-end, the cash and marketable securities balance was $1.06 billion and the total deferred revenue balance was a record $1.23 billion.

     BMC Software continued its stock repurchase program by spending $30 million to repurchase 1.8 million shares during the third fiscal quarter. Approximately $357 million remains in this program.

     LICENSE BOOKINGS

     Given the record $73.7 million net increase in deferred license revenues during the quarter, the company is introducing a new metric called license bookings that reflects the amount of license contracts signed during a given quarter. This new license bookings metric includes both the amount that goes to the income statement and the amount that goes to the deferred license revenue account on the balance sheet. As license bookings measure new contracts that are signed in a given quarter, this metric provides a clear measurement of the company's current sales performance. License bookings can be calculated by adding license revenues to the net change in the deferred license revenue balance, as illustrated below.

                   THIRD QUARTER FY04 BUSINESS SEGMENT RESULTS

                                          --------------------------------------------     ---------------------------
                                                             Q3FY04                             LICENSE BOOKINGS
                                          --------------------------------------------     ---------------------------
            ($ IN MILLIONS)                 LICENSE       NET CHANGE TO       LICENSE        PERCENT        PERCENT
                                            REVENUES     DEFERRED LICENSE     BOOKINGS     GROWTH VS.      GROWTH VS.
                                                             REVENUES                        Q3FY03          Q2FY04
                                                                                              (Y/Y)       (SEQUENTIAL)
   Data Management - D/S                      $ 12.8           $ 1.5            $ 14.3        (28)%           30%
   Data Management - MF                         48.2            40.2              88.4         39%            146%
----------------------------------------------------------------------------------------------------------------------
Enterprise Data Management                      61.0            41.7             102.7         23%            119%
----------------------------------------------------------------------------------------------------------------------
   Scheduling & Output Mgmt.                    15.1             9.8              24.9         24%            102%
   MAINVIEW(R)                                  16.1             8.0              24.1         26%            131%
   PATROL(R)                                    35.9            12.3              48.2         28%            53%
----------------------------------------------------------------------------------------------------------------------
Enterprise Systems Management                   67.1            30.1              97.2         27%            79%
----------------------------------------------------------------------------------------------------------------------
Security & Other                                 5.0             0.1               5.1        (13)%           74%
======================================================================================================================
Remedy                                          29.5             1.8              31.3        106%*            8%
======================================================================================================================
TOTAL BMC                                     $162.6           $73.7            $236.3         30%            78%
======================================================================================================================

  * Remedy was acquired in November 2002 with only six weeks remaining in the third quarter; therefore, Remedy did not contribute a full quarter of financial results to BMC Software in Q3FY03.

     FOURTH QUARTER AND FISCAL 2004 GUIDANCE

     BMC Software expects mid-single digit total revenue growth in the fourth quarter compared to the third quarter.

     The company expects fourth quarter earnings per share excluding special items to be in the $0.21 to $0.25 range. Fourth quarter estimates do not include an estimated $0.05 per share of amortization of acquired technology and intangibles, excluding the pending Magic Solutions acquisition.

     The company expects fiscal 2004 earnings per share excluding special items to be in the $0.53 to $0.57 range, which is higher than the company's previous guidance of $0.48 to $0.53. Fiscal 2004 estimates do not include an estimated $0.22 of amortization of acquired technology and intangibles expense, excluding the pending Magic Solutions acquisition, and $0.43 related to restructuring charges that occurred in the second and third quarter.

     This guidance assumes that the company's proposed acquisition of the Magic Solutions business closes in the next few weeks and the company records partial quarter results assuming high single digit millions in both revenues and expenses for the fourth quarter with no net impact to earnings.

     BMC Software is raising its cash flow from operations guidance for fiscal 2004 to be in the $400 million to $450 million range, which is higher than the company's previous cash flow guidance of $340 million to $390 million range.

     A CONFERENCE CALL TO DISCUSS THIRD QUARTER RESULTS IS SCHEDULED FOR TODAY AT 11:00 A.M. CENTRAL TIME. THOSE INTERESTED IN PARTICIPATING MAY CALL (719) 457-2641 AND USE THE PASSCODE BMC. TO ACCESS A REPLAY OF THE CONFERENCE CALL, WHICH WILL BE AVAILABLE FOR ONE WEEK, DIAL (719) 457-0820 AND USE THE PASSCODE BMC. A LIVE WEBCAST OF THE CONFERENCE CALL AND PRESENTATION WILL BE AVAILABLE ON THE COMPANY'S WEBSITE AT www.bmc.com/investors. A REPLAY OF THE WEBCAST WILL BE AVAILABLE WITHIN 24 HOURS AND ARCHIVED ON THE WEBSITE FOR 90 DAYS.

     NON-GAAP FINANCIAL MEASURES

     This press release includes financial measures for net earnings, earnings per share (EPS) and operating expenses that exclude certain charges and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (GAAP). A detailed reconciliation between the GAAP results and results excluding special items (non-GAAP) is included with the financial tables accompanying this press release. BMC Software has provided these non-GAAP measures in its press releases reporting historical financial results because the company believes these measures provide a consistent basis for comparison between quarters, as they are not influenced by certain non-cash or non-recurring expenses and are therefore useful to investors in helping them understand the financial condition of BMC Software by focusing on the performance of its core operations. Management uses these non-GAAP financial measures internally to evaluate the company's performance and as a key variable in determining management compensation. These non-GAAP measures should not be considered an alternative to GAAP, and these non-GAAP measures may not be comparable to information provided by other companies.

     ABOUT BMC SOFTWARE

     BMC Software, Inc. [NYSE:BMC], is a leading provider of enterprise management solutions that empower companies to manage their IT infrastructure from a business perspective. Delivering Business Service Management, BMC Software solutions span enterprise systems, applications, databases and service management. Founded in 1980, BMC Software has offices worldwide and fiscal 2003 revenues of more than $1.3 billion. For more information about BMC Software, visit www.bmc.com.

     This news release contains both historical information and forward-looking information. Statements of plans, objectives, strategies and expectations for future operations and results, identified by words such as "believe," "anticipate," "expect" and "guidance" are forward-looking statements. Numerous important factors affect BMC Software's operating results and could cause BMC Software's actual results to differ materially from the results indicated by this press release or by any other forward-looking statements made by, or on behalf of, BMC Software, and there can be no assurance that future results will meet expectations, estimates or projections. These factors include, but are not limited to, the following: 1) BMC Software's revenues and earnings are subject to a number of factors, including the significant percentage of quarterly sales typically closed at the end of each quarter, that make estimation of operating results prior to the end of a quarter extremely uncertain; 2) BMC Software's operating costs and expenses are relatively fixed over the short term; 3) increased competition and pricing pressures could adversely affect BMC Software's earnings; 4) growth in BMC Software's mainframe revenues is dependent on demand for significant additional mainframe MIPS capacity; 5) BMC Software's maintenance revenue could decline if maintenance renewal rates decline or if license revenues do not grow; 6) new software products and product strategies may not be timely introduced or successfully adopted; 7) BMC Software's quarterly cash flow from operations is and has been volatile and is dependent upon a number of factors described in BMC Software's filings with the SEC; and
8) the additional risks and important factors described in BMC Software's quarterly reports on Form 10-Q and in its Annual Report to Stockholders on Form 10-K for the fiscal year ended March 31, 2003 and other filings with the SEC. BMC Software undertakes no obligation to update information contained in this release.

                                       ###

BMC Software, the BMC Software logos, and all other BMC Software product or service names are registered trademarks or trademarks of BMC Software, Inc. All other trademarks or registered trademarks belong to their respective companies.
(C) 2004, BMC Software, Inc. All rights reserved.

                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                            STATEMENTS OF OPERATIONS

                                   (UNAUDITED)

                                                                        Three Months Ended
                                                                            December 31,
                                                                       ---------------------
                                                                        Fiscal        Fiscal       %
                                                                         2003          2004      Change
                                                                       -------       -------
                                                                      (In millions, except
                                                                        per share data)
Revenues:
        License                                                        $ 168.5       $ 162.6       -4%
        Maintenance                                                      159.1         190.4       20%
        Professional services                                             22.0          21.8       -1%
                                                                       -------       -------
              Total revenues                                             349.6         374.8        7%
                                                                       -------       -------
Selling and marketing expenses                                           129.4         177.4       37%
Research, development and support expenses                               120.5         177.5       47%
Cost of professional services                                             22.3          19.9      -11%
General and administrative expenses                                       41.1          46.9       14%
Acquired research and development                                         12.0             -     -100%
Amortization of acquired technology & intangibles                         17.8          14.5      -19%
Merger-related costs, compensation and other                              (0.3)            -      n/m
                                                                       -------       -------
              Total operating expenses                                   342.8         436.2       27%
                                                                       -------       -------
              Operating income (loss)                                      6.8         (61.4)     n/m
Other income, net                                                         11.7          17.0       45%
                                                                       -------       -------
              Earnings (loss) before income taxes                         18.5         (44.4)     n/m
Income tax provision (benefit)                                             6.4             - (a)  n/m
                                                                       -------       -------
              Net earnings (loss)                                      $  12.1       $ (44.4)     n/m
                                                                       =======       =======
Diluted earnings (loss) per share                                      $  0.05       $ (0.20)     n/m
                                                                       =======       =======
Shares used in computing diluted earnings (loss) per share               235.5         225.5       -4%
                                                                       =======       =======

(a) Under Statement of Financial Accounting Standard (SFAS) 109, Accounting for Income Taxes, BMC Software is required to assess whether it should record a tax benefit and corresponding deferred tax asset for the reported loss for GAAP purposes. Upon consideration of all positive and negative evidence, BMC Software has concluded that SFAS 109 requires that the Company not record a tax benefit for the loss as reported. Accordingly, BMC Software has recorded a valuation allowance for the entire tax benefit.

                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                            STATEMENTS OF OPERATIONS

                                   (UNAUDITED)

                                                                        Nine Months Ended
                                                                           December 31,
                                                                     ------------------------
                                                                        Fiscal       Fiscal       %
                                                                         2003         2004      Change
                                                                     -----------  -----------
                                                                      (In millions, except
                                                                         per share data)
Revenues:
        License                                                         $ 424.9      $ 394.9       -7%
        Maintenance                                                       459.7        562.1       22%
        Professional services                                              61.4         61.6        0%
                                                                     -----------  -----------
              Total revenues                                              946.0      1,018.6        8%
                                                                     -----------  -----------
Selling and marketing expenses                                            361.6        455.5       26%
Research, development and support expenses                                351.1        451.9       29%
Cost of professional services                                              64.6         58.9       -9%
General and administrative expenses                                       112.5        132.2       18%
Acquired research and development                                          12.0            -     -100%
Amortization of acquired technology & intangibles                          42.6         45.4        7%
Merger-related costs, compensation and other                                0.5            -     -100%
                                                                     -----------  -----------
              Total operating expenses                                    944.9      1,143.9       21%
                                                                     -----------  -----------
              Operating income (loss)                                       1.1       (125.3)     n/m
Other income, net                                                          38.3         55.6       45%
                                                                     -----------  -----------
              Earnings (loss) before income taxes                          39.4        (69.7)     n/m
Income tax provision (benefit)                                             12.0         (6.0)     n/m
                                                                     -----------  -----------
              Net earnings (loss)                                       $  27.4      $ (63.7)     n/m
                                                                     ===========  ===========
Diluted earnings (loss) per share                                       $  0.11      $ (0.28)     n/m
                                                                     ===========  ===========
Shares used in computing diluted earnings (loss) per share                239.3        227.4       -5%
                                                                     ===========  ===========

                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                      March 31,  December 31,
                                                        2003         2003
                                                      --------   ------------
                                                                  (Unaudited)
                                                          (In millions)
Current Assets:
      Cash and cash equivalents                       $  500.1    $  444.2 (a)
      Marketable securities                              151.7       319.0 (a)
      Trade accounts receivable, net                     186.4       152.8
      Current trade finance receivables, net             154.4       136.8
      Other current assets                               105.6       111.7
                                                      --------    --------
           Total current assets                        1,098.2     1,164.5

Property and equipment, net                              408.4       385.2
Software development costs and related assets, net       192.7       152.7
Long-term marketable securities                          363.5       301.7 (a)
Long-term finance receivables, net                       175.9       189.9
Acquired technology, goodwill and intangibles, net       527.9       487.8
Other long-term assets                                    78.9       104.2
                                                      --------    --------
                                                      $2,845.5    $2,786.0
                                                      ========    ========
Current liabilities:
      Accounts payable and accrued liabilities        $  277.2    $  271.0
      Current portion of deferred revenue                561.6       596.5
                                                      --------    --------
           Total current liabilities                     838.8       867.5

Long-term deferred revenue                               607.1       630.2
Other long-term liabilities                               16.2        72.6

Total stockholders' equity                             1,383.4     1,215.7
                                                      --------    --------
                                                      $2,845.5    $2,786.0
                                                      ========    ========

(a) Total cash and marketable securities are $1,064.9 at December 31, 2003.

                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                                     Nine Months Ended
                                                                                        December 31,
                                                                                     -----------------
                                                                                     Fiscal     Fiscal
                                                                                      2003       2004
                                                                                     ------     ------
                                                                                       (In millions)
Cash flows from operating activities:
 Net earnings (loss)                                                                 $ 27.4     $(63.7)
 Adjustments to reconcile net earnings (loss) to net cash
    provided by operating activities:
      Accrued restructuring and severance costs                                        (1.3)      78.0
      Merger-related costs and compensation charges                                    12.6         --
      Depreciation and amortization                                                   171.6      184.6
      Incremental depreciation on facilities to be exited                                --       14.3
      Impairment of technology assets and investments                                   4.5         --
      (Gain) loss on marketable securities                                              6.2       (0.9)
      Earned portion of restricted stock compensation                                   2.0        1.5
      (Increase) decrease in finance receivables                                     (101.1)       3.1
      Increase (decrease) in payable to third-party financing institutions
         for finance receivables                                                       28.8      (28.1)
      Net change in income taxes receivable                                            53.0        0.7
      Net change in trade receivables, payables, deferred revenue and
         other components of working capital                                          176.4       42.9
                                                                                     ------     ------
          Net cash provided by operating activities                                   380.1      232.4
                                                                                     ------     ------
Cash flows from investing activities:
 Debtor-in-possession financing provided to Peregrine Systems, Inc.                   (53.8)        --
 Proceeds from debtor-in-possession financing provided to Peregrine Systems, Inc.      53.8         --
 Cash paid for technology acquisitions and other investments,
  net of cash acquired                                                               (366.1)      (9.0)
 Adjustment of cash paid for Remedy acquisition                                          --        7.2
 Return of capital for cost-basis investments                                           0.7        0.1
 Proceeds from sale of technology                                                        --        2.0
 Purchases of marketable securities                                                  (123.6)    (273.9)
 Maturities of/proceeds from sales of marketable securities                           297.3      160.3
 Purchases of property and equipment                                                  (16.1)     (31.8)
 Capitalization of software development costs and related assets                      (66.3)     (38.3)
                                                                                     ------     ------
          Net cash used in investing activities                                      (274.1)    (183.4)
                                                                                     ------     ------
Cash flows from financing activities:
 Payments on capital leases                                                              --       (2.2)
 Stock options exercised and other                                                     19.6       13.1
 Treasury stock acquired                                                             (158.8)    (120.1)
                                                                                     ------     ------
          Net cash used in financing activities                                      (139.2)    (109.2)
                                                                                     ------     ------
Effect of exchange rate changes on cash                                                (9.6)       4.3
                                                                                     ------     ------
Net change in cash and cash equivalents                                               (42.8)     (55.9)
Cash and cash equivalents, beginning of period                                        330.0      500.1
                                                                                     ------     ------
Cash and cash equivalents, end of period                                             $287.2     $444.2
                                                                                     ======     ======

                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                SUPPLEMENTAL ANALYSIS OF EFFECT OF SPECIAL ITEMS
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 2003

                                   (UNAUDITED)

                                                                           Special        Before
                                                            As Reported     Items     Special Items
                                                            -----------   ----------  -------------
                                                              (In millions, except per share data)
Revenues:
        License                                               $ 162.6      $    --        $ 162.6
        Maintenance                                             190.4           --          190.4
        Professional services                                    21.8           --           21.8
                                                              -------      -------        -------
              Total revenues                                    374.8           --          374.8
                                                              -------      -------        -------
Selling and marketing expenses                                  177.4        (37.2) (a)     140.2
Research, development and support expenses                      177.5        (50.3) (a)     127.2
Cost of professional services                                    19.9         (0.3) (a)      19.6
General and administrative expenses                              46.9         (1.8) (a)      45.1
Amortization of acquired technology & intangibles                14.5        (14.5) (a)        --
                                                              -------      -------        -------
              Total operating expenses                          436.2       (104.1)         332.1
                                                              -------      -------        -------
              Operating income (loss)                           (61.4)       104.1           42.7
Other income, net                                                17.0           --           17.0
                                                              -------      -------        -------
              Earnings (loss) before income taxes               (44.4)       104.1           59.7
Income tax provision (benefit)                                     --         16.7           16.7
                                                              -------      -------        -------
              Net earnings (loss)                             $ (44.4)     $  87.4        $  43.0
                                                              =======      =======        =======
Diluted earnings (loss) per share                             $ (0.20)     $  0.39        $  0.19
                                                              =======      =======        =======
Shares used in computing diluted earnings (loss) per share      225.5        225.5          227.0
                                                              =======      =======        =======

(a) The net earnings effect of the individual special items is as follows (in millions):

    Exit costs and related charges                             $ (75.2)
    Amortization of acquired technology & intangibles          $ (12.2)

                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                SUPPLEMENTAL ANALYSIS OF EFFECT OF SPECIAL ITEMS
                   FOR THE NINE MONTHS ENDED DECEMBER 31, 2003

                                   (UNAUDITED)

                                                                            Special         Before
                                                        As Reported          Items       Special Items
                                                        -----------       -----------    -------------
                    millions, except per share data)
Revenues:
        License                                         $    394.9       $       --       $    394.9
        Maintenance                                          562.1               --            562.1
        Professional services                                 61.6               --             61.6
                                                        ----------       ----------       ----------
              Total revenues                               1,018.6               --          1,018.6
                                                        ----------       ----------       ----------
Selling and marketing expenses                               455.5            (55.5) (a)       400.0
Research, development and support expenses                   451.9            (61.8) (a)       390.1
Cost of professional services                                 58.9             (2.5) (a)        56.4
General and administrative expenses                          132.2             (4.2) (a)       128.0
Amortization of acquired technology & intangibles             45.4            (45.4) (a)          --
                                                        ----------       ----------       ----------
              Total operating expenses                     1,143.9           (169.4)           974.5
                                                        ----------       ----------       ----------
              Operating income (loss)                       (125.3)           169.4             44.1
Other income, net                                             55.6               --             55.6
                                                        ----------       ----------       ----------
              Earnings (loss) before income taxes            (69.7)           169.4             99.7
Income tax provision (benefit)                                (6.0)            33.9             27.9
                                                        ----------       ----------       ----------
              Net earnings (loss)                       $    (63.7)      $    135.5       $     71.8
                                                        ==========       ==========       ==========
Diluted earnings (loss) per share                       $    (0.28)      $     0.59       $     0.31
                                                        ==========       ==========       ==========
Shares used in computing diluted earnings (loss) per
  share                                                      227.4            227.4            228.5
                                                        ==========       ==========       ==========

(a) The net earnings effect of the individual special items is as follows (in millions):

        Exit costs and related charges                                  $ (97.6)
        Amortization of acquired technology & intangibles               $ (37.9)